QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in Registration Statement (No. 333-65454) on Form F-3 of Petróleos de Venezuela, S.A. and PDVSA Finance Ltd. of our report dated March 10, 2000 relating to the consolidated financial statements of Petróleos de Venezuela, S.A., for the year ended December 31, 1999 which appears in Petróleos de Venezuela, S.A.'s Annual Report on Form 20-F for the year ended December 31, 2001.

Espiñeira, Sheldon y Asociados
(a member firm of PricewaterhouseCoopers)

/s/ Carlos Hugo Odremán
Carlos Hugo Odremán

CPC 463
Caracas, Venezuela
June 13, 2002

QuickLinks

  Exhibit 10.2
CONSENT OF INDEPENDENT ACCOUNTANTS